UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 27, 2013 (June 25, 2013)

GAMESTOP CORP.

(Exact name of registrant as specified in its charter)

Delaware	1-32637	20-2733559
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

625 Westport Parkway, Grapevine, TX	76051
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (817) 424-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 25, 2013, GameStop Corp. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, four Directors were voted on for re-election and three proposals were voted on, with the final results set forth below.

1. The Company’s stockholders elected each of the four nominees for director for a three-year term with the vote specified below:

Nominee	For	Withheld	Abstain	Broker Non-votes
Jerome L. Davis	94,423,810	1,212,628	172,367	23,047,021
R. Richard Fontaine	93,939,604	1,705,669	163,532	23,047,021
Steven R. Koonin	94,427,211	1,209,768	171,826	23,047,021
Stephanie M. Shern	92,955,824	2,691,244	161,737	23,047,021

2. The Company’s stockholders approved, on a non-binding, advisory basis, the compensation of the named executive officers of the Company, by the following vote:

For:	84,712,409
Against:	10,894,456
Abstain:	201,940
Broker Non-votes:	23,047,021

3. The Company’s stockholders approved, by the following vote, to amend the Company’s Second Amended and Restated Certificate of Incorporation to declassify the Company’s board of directors (the “Board”):

For:	95,194,597
Against:	430,279
Abstain:	183,929
Broker Non-votes:	23,047,021

On June 26, 2013, the Company filed a Certificate of Amendment to its Second Amended and Restated Certificate of Incorporation reflecting the Board approved amendment with the Secretary of State of the State of Delaware (the “Certificate of Amendment”), which became effective upon filing. The description of the Certificate of Amendment is qualified in its entirety by reference to the full text of the Certificate of Amendment, which is attached hereto as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein. A conforming amendment was made to the Company’s By-laws, which is attached hereto as Exhibit 3.2 and incorporated by reference herein.

4. The Company’s stockholders approved, by the following vote, the GameStop Corp. Amended and Restated 2011 Incentive Plan (the “Plan”).

For:	91,993,071
Against:	3,619,448
Abstain:	196,286
Broker Non-votes:	23,047,021

The approved Plan, as revised, is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

ITEM 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

3.1	Certificate of Amendment of Second Amended and Restated Certificate of Incorporation of GameStop Corp.

3.2	Amendment to Second Amended and Restated By-laws of GameStop Corp.

10.1	GameStop Corp. Amended and Restated 2011 Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAMESTOP CORP.

Date: June 27, 2013	By:	/s/ Robert A. Lloyd
Robert A. Lloyd Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Amendment of Second Amended and Restated Certificate of Incorporation of GameStop Corp.

3.2	Amendment to Second Amended and Restated By-laws of GameStop Corp.

10.1	GameStop Corp. Amended and Restated 2011 Incentive Plan.